Fair Value Measurement	12 Months Ended
Jun. 30, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurement
25.	Fair Value Measurement

ASC 820-10 "Fair Value Measurements and Disclosures: Overall" establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1— Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2— Include other inputs that are directly or indirectly observable in the marketplace.

Level 3— Unobservable inputs which are supported by little or no market activity.

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Through April, 2011, in accordance with ASC 820-10, the Company elected to measures its investment in PGW at fair value. The investment in PGW was classified within Level 1 because it is valued based on PGW's quoted trading price.

	Level 1	Level 2	Level 3	Total
Year 2012	(RMB'000)	(RMB'000)	(RMB'000)	(RMB'000)
Assets
Derivative financial instruments	—	17,274	—	17,274
Other investments	35,384	—	43,455	78,839
	35,384	17,274	43,455	96,113
Liabilities
Derivative financial instruments	—	8,780	—	8,780
	—	8,780	—	8,780
Year 2011
Assets
Derivative financial instruments	—	32,665	—	32,665
Other investments	—	—	50,499	50,499
	—	32,665	50,499	83,164
Liabilities
Derivative financial instruments	—	18,706	—	18,706
	—	18,706	—	18,706